UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-9160

ALLIANCEBERNSTEIN HIGH YIELD FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  September 30, 2005

Date of reporting period:   March 31, 2005


ITEM 1.     REPORTS TO STOCKHOLDERS.



[LOGO] ALLIANCEBERNSTEIN (SM)
Investment Research and Management


AllianceBernstein High Yield Fund
High Yield Fixed Income


Semi-Annual Report--March 31, 2005

The Fund expects to hold a meeting of shareholders on or about November 15, 2005, at which the election of directors will be considered. For information with respect to submitting a candidate for director for consideration by the Governance and Nominating Committee of the Fund's Board of Directors, please see the Nominating Procedures in the Fund's Statement of Additional Information.


Investment Products Offered
-----------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
-----------------------------



The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

May 16, 2005

Semi-Annual Report

This report provides management's discussion of fund performance for AllianceBernstein High Yield Fund (the "Fund") for the semi-annual reporting period ended March 31, 2005.

Investment Objective and Policies

This open-end fund seeks to provide investors with a high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. The Fund invests primarily in a diversified mix of high yield (below investment-grade) fixed income securities, commonly known as "junk bonds".

Investment Results

The table on page 4 shows the Fund's performance compared to its benchmark, the Credit Suisse First Boston High Yield (CSFBHY) Index for the six- and 12-month periods ended March 31, 2005.

The Fund underperformed its benchmark for the semi-annual period under review. Detracting from performance was the Fund's underweighted position in the chemicals industry which outperformed, and an overweighted position in the cable sector which underperformed. Also detracting from performance was the Fund's security selection within the airlines and telecommunications industries.

Contributing positively to performance was the Fund's underweighted position in the automotive sector and overweighted positions in property and casualty insurance holdings. Although the property and casualty overweight helped, security selection within the sector detracted as some of the Fund's insurance holdings were negatively impacted by accounting irregularities within the industry. Also contributing positively to relative performance was security selection within the Fund's cable, diversified media and wireless industries. During the period, the Fund held some of the best performing cable issuers.

Market Review and Investment Strategy

During the semi-annual reporting period, high yield was one of the best performing fixed-income asset classes despite volatility and a broad fixed-income market sell-off in March 2005. The high yield market continued to benefit early in the period from an expanding economy and resulting corporate profits. Consequently, credit quality improved and the default rate remained low. The U.S. Federal Reserve (the "Fed") continued to raise interest rates during the period in increments of 25 basis points, taking the benchmark rate from 1.75% to 2.75%.

Unlike the second half of 2004 and beginning of 2005, however, when the market's mood had been uncharacteristically sanguine in the context of rising rates, market sentiment soured late in the first quarter of 2005 and bond prices fell. The sharp sell-off in March dampened the strong returns that the sector posted in the previous months of the reporting period. Markets were rattled primarily by two concerns: the fear that official rate hikes could become more aggressive this year and fallout from General Motors' profit warning and potential ratings downgrades to below investment-grade. Late in the period, yields jumped after


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN HIGH YIELD FUND o 1


the Fed stated that inflation pressures had increased in recent months. Inflation fears were further stoked by sharply higher oil and commodities prices. At the end of the reporting period, crude oil hit a new high of $57.

During the semi-annual reporting period, the average high-yield spread reached a low of 250 basis points versus Treasuries. In mid-March, spreads widened sharply on the heels of the General Motors news and increased event risk. At the end of the reporting period, the high yield market, as measured by the CSFBHY Index, yielded 7.84%, for a spread of 373 basis points over Treasuries. This still represented a tightening of 57 basis points from the spread level at the beginning of the semi-annual period. By industry, airlines, telecommunications and wireless communications outperformed. Underperforming industries for the period included autos, retail, transportation and consumer durables. Lower-rated high yield debt continued to outperform during the period amidst strong economic growth and a plunging default rate.

Although the Fund's management team (the "team") believed that industry selection would be less critical, the team continued to overweight and underweight industries according to its research. The Fund was overweight in those industries that, in the team's analysis, had favorable fundamental outlooks and attractive valuations, such as manufacturing and cable. In general, the team preferred the industrial-oriented sectors to the consumer-oriented sectors. Corporations had healthy cash balances to deploy, while the consumer began to feel increased pressure due to high energy prices.

The Fund held underweighted positions in industries with uncertain or poor credit trends, such as automotive suppliers and utilities. Indeed, the Fund has held underweighted positions in the auto sector for some time. This decision was due to the team's concern about the ability of the suppliers to pass increases in raw materials prices through to the original-equipment manufacturers (OEMs), as well as our expectation that the OEMs will cut production levels this year. The team managed the risk profile, or beta, of the Fund to its benchmark by employing an analysis that organizes the Fund's portfolio into "risk buckets" based on option-adjusted spreads and durations. The team reduced the Fund's underweighted position in the lower-spread buckets as interest rates rose and has maintained its neutral weight in the higher-spread buckets given the historically narrow spreads being offered by the lower-quality sectors.


-------------------------------------------------------------------------------
2 o ALLIANCEBERNSTEIN HIGH YIELD FUND


HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for Advisor Class, Class R, Class K and Class I shares will vary due to different expenses associated with these classes. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Credit Suisse First Boston High Yield (CSFBHY) Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a measure of lower-rated, fixed-income, non-convertible, U.S. dollar-denominated securities meeting certain criteria developed by Credit Suisse, designed to enable the Index to reflect the high yield market. Investors cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund can invest in foreign securities, including emerging markets, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Price fluctuation in the Fund's portfolio securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Changes in interest rates have a greater negative effect on bonds with longer maturities than on those with shorter maturities. Investments in the Fund are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Fund. Fund purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. While the Fund invests principally in bonds and other fixed income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN HIGH YIELD FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)


THE FUND VS. ITS BENCHMARK                                   Returns
                                                    ---------------------------
PERIODS ENDED MARCH 31, 2005                        6 Months          12 Months
-------------------------------------------------------------------------------
AllianceBernstein High Yield Fund
   Class A                                            3.04%              5.28%
   Class B                                            2.69%              4.60%
   Class C                                            2.52%              4.60%
   Advisor Class                                      3.18%              5.57%
   Class R**                                         -2.97%*             n/a
   Class K**                                         -2.95%*             n/a
   Class I**                                         -2.93%*             n/a

Credit Suisse First Boston High Yield Index           3.40%              7.84%


* Since Inception. The Class R, Class K and Class I share inception date is 3/1/05.

** Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception date for Class R, K and I shares is 3/1/05.


See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


-------------------------------------------------------------------------------
4 o ALLIANCEBERNSTEIN HIGH YIELD FUND


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2005

                           NAV Returns    SEC Returns

Class A Shares
1 Year                         5.28%          0.85%
5 Years                        2.85%          1.95%
Since Inception*               3.83%          3.27%
SEC Yield                      5.98%

Class B Shares
1 Year                         4.60%          0.70%
5 Years                        2.13%          2.13%
Since Inception*               3.28%          3.28%
SEC Yield                      5.52%

Class C Shares
1 Year                         4.60%          3.62%
5 Years                        2.12%          2.12%
Since Inception*               3.12%          3.12%
SEC Yield                      5.52%

Advisor Class Shares
1 Year                         5.57%
5 Years                        3.19%
Since Inception*               4.16%
SEC Yield                      6.56%

Class R Shares**
Since Inception*              -2.97%
SEC Yield                      6.23%

Class K Shares**
Since Inception*              -2.95%
SEC Yield                      6.43%

Class I Shares**
Since Inception*              -2.93%
SEC Yield                      6.68%


* Inception date: 4/22/97 for Class A, B, C and Advisor Class shares; 3/1/05 for Class R, K and I shares.

** Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception date for Class R, K and I shares is 3/1/05.


See Historical Performance and Benchmark disclosures on page 3.

(Historical Performance continued on next page)


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN HIGH YIELD FUND o 5


HISTORICAL PERFORMANCE
(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2005)

Class A Shares
1 Year                         0.85%
5 Years                        1.95%
Since Inception*               3.27%

Class B Shares
1 Year                         0.70%
5 Years                        2.13%
Since Inception*               3.28%

Class C Shares
1 Year                         3.62%
5 Years                        2.12%
Since Inception*               3.12%


* Inception date: 4/22/97 for Class A, B, C and Advisor Class shares; 3/1/05 for Class R, K and I shares.

    See Historical Performance and Benchmark disclosures on page 3.


-------------------------------------------------------------------------------
6 o ALLIANCEBERNSTEIN HIGH YIELD FUND


FUND EXPENSES


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                 Beginning                Ending
               Account Value           Account Value           Expenses Paid
              October 1, 2004         March 31, 2005           During Period*
-------------------------------------------------------------------------------
                         Hypo-                  Hypo-                    Hypo-
               Actual  thetical       Actual  thetical**      Actual   thetical
-------------------------------------------------------------------------------
Class A        $1,000   $1,000     $1,030.43   $1,019.60       $5.42     $5.39
-------------------------------------------------------------------------------
Class B        $1,000   $1,000     $1,026.90   $1,016.01       $9.05     $9.00
-------------------------------------------------------------------------------
Class C        $1,000   $1,000     $1,025.19   $1,016.06       $8.99     $8.95
-------------------------------------------------------------------------------
Advisor Class  $1,000   $1,000     $1,031.83   $1,021.04       $3.95     $3.93
-------------------------------------------------------------------------------
Class R+       $1,000   $1,000       $970.30   $1,003.13       $0.96     $0.98
-------------------------------------------------------------------------------
Class K+       $1,000   $1,000       $970.47   $1,003.30       $0.79     $0.81
-------------------------------------------------------------------------------
Class I+       $1,000   $1,000       $970.67   $1,003.52       $0.58     $0.59
-------------------------------------------------------------------------------
* Expenses are equal to the classes' annualized expense ratios of 1.07%, 1.79%, 1.78%, 0.78%, 1.19%, 0.98% and 0.72%, respectively, multiplied by the average account value over the period, multiply by the number of days in the period/365.

**  Assumes 5% return before expenses.

+   The account value and expenses for Class R, Class K and Class I shares are based on the period from March 1, 2005 (commencement of distribution) through March 31, 2005.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN HIGH YIELD FUND o 7


PORTFOLIO SUMMARY
March 31, 2005 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($mil): $572.3


INDUSTRY BREAKDOWN*

   9.8%   Cable
   9.1%   Public Utilities-
          Electric & Gas
   6.7%   Health Care
   6.5%   Mobile Communications
   6.2%   Industrial
   5.8%   Financial                               [PIE CHART OMITTED]
   5.5%   Fixed Communications
   4.8%   Paper/Packaging
   4.7%   Diversified Media
   4.2%   Energy
   3.9%   Service
   3.6%   Consumer Manufacturing
   3.4%   Gaming
   3.2%   Building/Real Estate

   22.6%  Other


* All data are as of March 31, 2005. The Fund's industry breakdown is expressed as a percentage of total investments and may vary over time. "Other" represents less than 3.2% weightings in Aerospace/Defense, Automotive, Broadcasting/Media, Chemicals, Entertainment/Leisure, Food & Beverage, Hotels/Lodging, Index, Metals/Mining, Supermarkets & Drugs, Technology and Transportation.

   Please Note: The industry classifications presented herein are based on the industry categorization methodology of the Adviser.


-------------------------------------------------------------------------------
8 o ALLIANCEBERNSTEIN HIGH YIELD FUND


PORTFOLIO OF INVESTMENTS
March 31, 2005 (unaudited)

                                             Principal
                                                Amount
Company                                          (000)            U.S. $ Value
-------------------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS-96.0%
Aerospace/Defense-1.8%
Bombardier, Inc.
   6.30%, 5/01/14(a)                           $ 2,300              $1,932,000
DRS Technologies, Inc.
   6.875%, 11/01/13                              2,030               2,030,000
L-3 Communications Corp.
   5.875%, 1/15/15                               2,105               2,020,800
Sequa Corp.
   9.00%, 8/01/09                                1,310               1,401,700
Transdigm, Inc.
   8.375%, 7/15/11                               2,860               2,935,075
                                                                   -----------
                                                                    10,319,575
                                                                   -----------
Automotive-2.0%
Affinia Group, Inc.
   9.00%, 11/30/14(a)                              950                 878,750
Cooper Standard Automotive, Inc.
   7.00%, 12/15/12(a)                            1,805               1,678,650
HLI Operating Co., Inc.
   10.50%, 6/15/10                               1,927               1,792,110
Keystone Automotive Operations, Inc.
   9.75%, 11/01/13                               2,723               2,736,615
TRW Automotive, Inc.
   9.375%, 2/15/13                               1,445               1,553,375
   11.00%, 2/15/13                               1,045               1,170,400
United Auto Group, Inc.
   9.625%, 3/15/12                               1,755               1,851,525
                                                                   -----------
                                                                    11,661,425
                                                                   -----------
Broadcasting/Media-1.1%
Albritton Communications
   7.75%, 12/15/12                               2,530               2,492,050
Corus Entertainment, Inc.
   8.75%, 3/01/12                                1,690               1,812,525
Paxson Communications
   12.25%, 1/15/09(b)                            1,910               1,776,300
                                                                   -----------
                                                                     6,080,875
                                                                   -----------
Building/Real Estate-3.2%
Associated Materials, Inc.
   11.25%, 3/01/14(b)                            4,320               3,002,400
D.R. Horton, Inc.
   6.875%, 5/01/13                               2,200               2,282,500
M/I Homes, Inc.
   6.875%, 4/01/12(a)                            2,320               2,296,800


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN HIGH YIELD FUND o 9


                                             Principal
                                                Amount
Company                                          (000)            U.S. $ Value
-------------------------------------------------------------------------------
Meritage Homes Corp.
   6.25%, 3/15/15(a)                           $ 3,130              $2,942,200
Schuler Homes
   10.50%, 7/15/11                               2,115               2,339,129
WCI Communities, Inc.
   6.625%, 3/15/15(a)                            1,865               1,771,750
William Lyon Homes, Inc.
   10.75%, 4/01/13                               3,105               3,415,500
                                                                   -----------
                                                                    18,050,279
                                                                   -----------
Cable-9.6%
Cablevision Systems Corp.
   8.00%, 4/15/12(a)                             4,135               4,248,713
Charter Communications Holdings
   11.75%, 5/15/11(b)                           15,410              10,632,899
Charter Communications Operating LLC
   8.00%, 4/30/12(a)                             1,455               1,447,725
CSC Holdings, Inc.
   6.75%, 4/15/12(a)                             4,340               4,307,450
DirecTV Holdings
   8.375%, 3/15/13                               2,000               2,165,000
Echostar DBS Corp.
   6.375%, 10/01/11                              1,460               1,430,800
Inmarsat Finance II Plc
   10.375%, 11/15/12(b)                          2,235               1,575,675
Inmarsat Finance Plc
   7.625%, 6/30/12                               4,080               4,059,600
Innova S De. R.L.
   9.375%, 9/19/13(c)                            3,425               3,776,063
Insight Communications Co., Inc.
   12.25%, 2/15/11(b)                            2,260               2,248,700
Insight Midwest LP/Insight Captial, Inc.
   9.75%, 10/01/09                               1,750               1,828,750
Intelsat Bermuda Ltd.
   7.794%, 1/15/12(a)(d)                           710                 720,650
   8.625%, 1/15/15(a)                            2,780               2,835,600
PanAmSat Corp.
   9.00%, 8/15/14                                2,890               3,048,950
PanAmSat Holding Corp.
   10.375%, 11/01/14(a)(b)                       7,405               4,813,250
Rogers Cable, Inc.
   6.75%, 3/15/15                                5,870               5,781,949
                                                                   -----------
                                                                    54,921,774
                                                                   -----------


-------------------------------------------------------------------------------
10 o ALLIANCEBERNSTEIN HIGH YIELD FUND


                                             Principal
                                                Amount
Company                                          (000)            U.S. $ Value
-------------------------------------------------------------------------------
Chemicals-2.4%
Equistar Chemical Funding
   10.125%, 9/01/08                            $ 2,175              $2,403,375
   10.625%, 5/01/11                              1,495               1,678,138
Huntsman Advanced Materials
   11.00%, 7/15/10(a)                            2,020               2,317,950
Huntsman LLC
   12.00%, 7/15/12(a)                            1,921               2,247,570
Quality Distribution
   9.00%, 11/15/10                               3,940               3,861,199
Westlake Chemical Corp.
   8.75%, 7/15/11                                1,333               1,457,969
                                                                   -----------
                                                                    13,966,201
                                                                   -----------
Consumer Manufacturing-3.6%
Broder Brothers Co.
   11.25%, 10/15/10(a)                             132                 144,540
   11.25%, 10/15/10                              1,960               2,146,200
Jostens IH Corp.
   7.625%, 10/01/12(a)                           2,035               2,014,650
K2, Inc.
   7.375%, 7/01/14                               2,125               2,199,375
Levi Strauss & Co.
   7.73%, 4/01/12(a)(d)                          2,105               2,068,163
North Atlantic Holding
   12.25%, 3/01/14(b)                            1,560                 296,400
Playtex Products, Inc.
   8.00%, 3/01/11                                2,115               2,278,913
Rayovac Corp.
   7.375%, 2/01/15(a)                            4,220               4,040,649
Simmons Co.
   7.875%, 1/15/14                               1,000               1,020,000
   10.00%, 12/15/14(a)(b)                        2,115               1,321,875
St. John Knits International, Inc.
   12.50%, 7/01/09                               1,675               1,785,969
Tekni-Plex, Inc.
   Series B
   12.75%, 6/15/10                               1,300               1,085,500
                                                                   -----------
                                                                    20,402,234
                                                                   -----------
Diversified Media-4.7%
American Media, Inc.
   8.875%, 1/15/11                               1,440               1,483,200
Dex Media, Inc.
   8.00%, 11/15/13                               3,005               3,110,175
Dex Media East LLC
   12.125%, 11/15/12                             1,346               1,595,010
Dex Media West LLC
   Series B
   8.50%, 8/15/10                                  970               1,035,475
   9.875%, 8/15/13                               2,784               3,104,160


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN HIGH YIELD FUND o 11


                                             Principal
                                                Amount
Company                                          (000)            U.S. $ Value
-------------------------------------------------------------------------------
Primedia, Inc.
   8.00%, 5/15/13                              $ 1,645              $1,677,900
   8.875%, 5/15/11                               2,085               2,173,613
Rainbow National Services LLC
   8.75%, 9/01/12(a)                             2,225               2,391,875
   10.375%, 9/01/14(a)                           2,125               2,374,688
WDAC Subsidiary Corp.
   8.375%, 12/01/14(a)                           3,960               3,682,800
WMG Holdings Corp.
   9.50%, 12/15/14(a)(b)                         5,910               4,077,899
                                                                   -----------
                                                                    26,706,795
                                                                   -----------
Energy-4.2%
Amerada Hess Corp.
   7.30%, 8/15/31                                2,705               3,050,361
Chesapeake Energy Corp.
   7.75%, 1/15/15                                1,510               1,596,825
   9.00%, 8/15/12                                1,195               1,318,981
Enterprise Products Operations, Inc.
   Series B
   5.60%, 10/15/14                               3,090               3,049,614
Grant Prideco
   9.00%, 12/15/09                               1,835               1,981,800
HilCorp Energy
   10.50%, 9/01/10(a)                            4,020               4,462,199
Kerr-McGee Corp.
   6.875%, 9/15/11                               1,700               1,818,043
Premcor Refining Group
   9.50%, 2/01/13                                1,715               1,916,513
Pride International, Inc.
   7.375%, 7/15/14                               2,325               2,464,500
TengizChevroil Finance Co.
   6.124%, 11/15/14(a)                           1,120               1,108,800
Universal Compression, Inc.
   7.25%, 5/15/10                                1,110               1,134,975
                                                                   -----------
                                                                    23,902,611
                                                                   -----------
Entertainment/Leisure-1.7%
NCL Corp.
   10.625%, 7/15/14(a)                           3,050               3,152,938
Royal Caribbean Cruises
   8.75%, 2/02/11                                3,570               4,056,413
Six Flags, Inc.
   9.75%, 4/15/13                                  390                 363,675
Universal City Development
   11.75%, 4/01/10                               1,950               2,223,000
                                                                   -----------
                                                                     9,796,026
                                                                   -----------
Financial-4.6%
Crum & Forster Holdings Corp.
   10.375%, 6/15/13                              1,475               1,652,000


-------------------------------------------------------------------------------
12 o ALLIANCEBERNSTEIN HIGH YIELD FUND


                                             Principal
                                                Amount
Company                                          (000)            U.S. $ Value
-------------------------------------------------------------------------------
Fairfax Financial Holdings
   7.375%, 4/15/18                             $ 3,235              $2,879,150
   7.75%, 4/26/12-7/15/37                        3,610               3,442,250
   8.25%, 10/01/15                                 520                 504,400
Liberty Mutual Group
   5.75%, 3/15/14(a)                             3,140               3,086,140
Markel Capital Trust I
   Series B
   8.71%, 1/01/46(e)                             2,585               2,759,733
Navistar International Corp.
   6.25%, 3/01/12(a)                             2,170               2,061,500
PXRE Capital Trust I
   8.85%, 2/01/27                                2,715               2,823,600
Royal & Sun Alliance Insurance
   8.95%, 10/15/29                               3,320               4,227,741
Western Financial Bank
   9.625%, 5/15/12                               2,515               2,791,650
                                                                   -----------
                                                                    26,228,164
                                                                   -----------
Fixed Communications-5.4%
Cincinnati Bell, Inc.
   8.375%, 1/15/14                               3,790               3,733,150
Citizens Communications
   6.25%, 1/15/13                                2,980               2,801,200
Eircom Funding
   8.25%, 8/15/13                                2,645               2,876,438
MCI, Inc.
   7.688%, 5/01/09                               1,630               1,695,200
Qwest Capital Funding, Inc.
   7.25%, 2/15/11                                6,175               5,758,188
Qwest Services Corp.
   14.00%, 12/15/10(a)                           6,973               8,071,247
Time Warner Telecom Holdings
   9.25%, 2/15/14                                1,385               1,329,600
   9.25%, 2/15/14(a)                             1,640               1,574,400
Valor Telecom Enterprise
   7.75%, 2/15/15(a)                             3,115               3,099,425
                                                                   -----------
                                                                    30,938,848
                                                                   -----------
Food & Beverage-1.0%
Dimon, Inc.
   7.75%, 6/01/13                                  945               1,058,400
   Series B
   9.625%, 10/15/11                              1,060               1,196,475
Dole Foods Co.
   8.875%, 3/15/11                               2,280               2,451,000
Domino's, Inc.
   8.25%, 7/01/11                                1,030               1,076,350
Merisant Co.
   10.25%, 7/15/13(a)                              205                 176,300
                                                                   -----------
                                                                     5,958,525
                                                                   -----------


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN HIGH YIELD FUND o 13


                                             Principal
                                                Amount
Company                                          (000)            U.S. $ Value
-------------------------------------------------------------------------------
Gaming-3.3%
Ameristar Casinos, Inc.
   10.75%, 2/15/09                             $ 1,395              $1,524,038
Argosy Gaming Co.
   9.00%, 9/01/11                                1,440               1,575,000
MGM Mirage
   8.375%, 2/01/11                               1,550               1,674,000
Mohegan Tribal Gaming
   7.125%, 8/15/14                               2,925               2,932,313
Penn National Gaming, Inc.
   6.875%, 12/01/11                              2,460               2,466,150
Riviera Holdings Corp.
   11.00%, 6/15/10                               3,395               3,751,474
Seneca Gaming Corp.
   7.25%, 5/01/12                                2,955               2,940,225
Turning Stone Casino Entertainment
   9.125%, 12/15/10(a)                           2,080               2,160,600
                                                                   -----------
                                                                    19,023,800
                                                                   -----------
Healthcare-6.6%
Concentra Operating Corp.
   9.125%, 6/01/12                                 970               1,028,200
   9.50%, 8/15/10                                1,195               1,278,650
Coventry Health Care, Inc.
   5.875%, 1/15/12(a)                            1,040               1,040,000
   6.125%, 1/15/15(a)                            1,145               1,143,569
DaVita, Inc.
   7.25%, 3/15/15(a)                             3,095               3,033,100
Extendicare Health Services, Inc.
   9.50%, 7/01/10                                2,165               2,367,969
Genesis HealthCare Corp.
   8.00%, 10/15/13                               2,055               2,239,950
Hanger Orthopedic Group
   10.375%, 2/15/09                              2,800               2,779,000
HCA, Inc.
   6.375%, 1/15/15                               3,855               3,826,634
Iasis Healthcare Corp.
   8.75%, 6/15/14                                2,900               3,023,250
Pacificare Health Systems
   10.75%, 6/01/09                               2,746               3,034,330
Select Medical Corp.
   7.625%, 2/01/15(a)                            4,515               4,514,999
Triad Hospitals, Inc.
   7.00%, 11/15/13                               3,375               3,315,938
Universal Hospital Services, Inc.
   10.125%, 11/01/11                             1,785               1,829,625
Vanguard Health Holdings
   11.25%, 10/01/15(b)                           5,025               3,354,188
                                                                   -----------
                                                                    37,809,402
                                                                   -----------


-------------------------------------------------------------------------------
14 o ALLIANCEBERNSTEIN HIGH YIELD FUND


                                             Principal
                                                Amount
Company                                          (000)            U.S. $ Value
-------------------------------------------------------------------------------
Hotels/Lodging-2.3%
Corrections Corp. of America
   7.50%, 5/01/11                               $  375                $379,688
Gaylord Entertainment Co.
   8.00%, 11/15/13                               2,120               2,194,200
Host Marriott LP
   Series G
   9.25%, 10/01/07                               2,365               2,530,550
La Quinta Properties
   8.875%, 3/15/11                               2,740               2,959,199
Starwood Hotels Resorts
   7.875%, 5/01/12                               2,695               2,944,288
Vail Resorts, Inc.
   6.75%, 2/15/14                                2,395               2,347,100
                                                                   -----------
                                                                    13,355,025
                                                                   -----------
Industrial-6.1%
Amsted Industries, Inc.
   10.25%, 10/15/11(a)                           2,710               2,953,900
Amtrol, Inc.
   10.625%, 12/31/06                             3,445               3,031,600
Case New Holland, Inc.
   9.25%, 8/01/11(a)                             2,730               2,907,450
Dayton Superior Corp.
   10.75%, 9/15/08                               1,155               1,131,900
   13.00%, 6/15/09                               1,555               1,399,500
Fastentech, Inc.
   11.50%, 5/01/11(a)                            2,650               2,848,750
Flowserve Corp.
   12.25%, 8/15/10                               2,359               2,565,413
Goodman Global Holdings
   7.875%, 12/15/12(a)                           2,930               2,680,950
Mueller Group, Inc.
   10.00%, 5/01/12                               2,050               2,214,000
NMHG Holdings Co.
   10.00%, 5/15/09                               1,690               1,820,975
Sensus Metering Systems
   8.625%, 12/15/13                              3,825               3,911,062
Terex Corp.
   Series B
   10.375%, 4/01/11                              1,945               2,115,188
Trimas Corp.
   9.875%, 6/15/12                               2,620               2,672,400
Trinity Industries
   6.50%, 3/15/14                                2,495               2,407,675
                                                                   -----------
                                                                    34,660,763
                                                                   -----------
Metals/Mining-2.4%
AK Steel Corp.
   7.875%, 2/15/09                               2,270               2,224,600
Citigroup (JSC Severstal)
   9.25%, 4/19/14(a)(c)                          3,092               3,172,083


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN HIGH YIELD FUND o 15


                                             Principal
                                                Amount
Company                                          (000)            U.S. $ Value
-------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold, Inc.
   10.125%, 2/01/10                            $ 2,125              $2,358,750
International Steel Group
   6.50%, 4/15/14                                2,491               2,540,820
Ispat Inland ULC
   9.75%, 4/01/14                                2,193               2,565,810
Russel Metals, Inc.
   6.375%, 3/01/14                               1,105               1,071,850
                                                                   -----------
                                                                    13,933,913
                                                                   -----------
Mobile Communications-6.4%
American Cellular Corp.
   SeriesB
   10.00%, 8/01/11                               2,225               2,047,000
Iridium LLC/Capital Corp.
   Series B
   14.00%, 7/15/05(f)                           14,500               2,537,500
KYIVSTAR
   10.375%, 8/17/09(a)                           5,675               6,242,500
MobiFon Holdings BV
   12.50%, 7/31/10                               6,135               7,492,368
Mobile Telesystems Finance
   8.00%, 1/28/12(a)                             3,256               3,227,510
Nextel Communications
   5.95%, 3/15/14                                1,435               1,427,825
   6.875%, 10/31/13                              2,880               3,002,400
Rogers Wireless, Inc.
   7.25%, 12/15/12                               2,030               2,070,600
Rural Cellular Corp.
   9.75%, 1/15/10                                4,460               4,080,900
Triton PCS, Inc.
   8.50%, 6/01/13                                1,935               1,780,200
   8.75%, 11/15/11                                 910                 634,725
   9.375%, 2/01/11                               1,325                 937,438
UBS Luxembourg (Vimpel Communications)
   8.00%, 2/11/10(a)                             1,390               1,369,150
                                                                   -----------
                                                                    36,850,116
                                                                   -----------
Paper/Packaging-4.8%
Berry Plastics Plc
   10.75%, 7/15/12                               2,545               2,869,488
Crown Holdings
   9.50%, 3/01/11                                2,925               3,210,188
Georgia-Pacific Corp.
   8.875%, 5/15/31                               1,400               1,687,000
   9.375%, 2/01/13                               3,185               3,559,238
Graphic Packaging International
   9.50%, 8/15/13                                3,455               3,662,299
Greif Brothers Corp.
   8.875%, 8/01/12                               2,025               2,187,000


-------------------------------------------------------------------------------
16 o ALLIANCEBERNSTEIN HIGH YIELD FUND


                                             Principal
                                                Amount
Company                                          (000)            U.S. $ Value
-------------------------------------------------------------------------------
Hunstsman Packaging Corp.
   13.00%, 6/01/10                             $ 1,418              $1,198,210
Owens-Brockway Glass
   8.875%, 2/15/09                               3,610               3,853,674
Pliant Corp.
   11.125%, 9/01/09                                835                 835,000
   13.00%, 6/01/10                               2,195               1,854,775
Russell-Stanley Holdings, Inc.
   9.00%, 11/30/08(e)(g)(h)                      2,660                 452,282
Vitro Envases Norteamerica
   10.75%, 7/23/11(a)                            1,740               1,774,800
                                                                   -----------
                                                                    27,143,954
                                                                   -----------
Public Utilities-Electric & Gas-9.0%
AES Corp.
   8.75%, 5/15/13(a)                               540                 588,600
   9.00%, 5/15/15(a)                             2,470               2,717,000
Aquila, Inc.
   14.875%, 7/01/12(i)                           1,550               2,123,500
Calpine Corp.
   8.50%, 7/15/10(a)                             4,465               3,505,024
DPL Capital Trust II
   8.125%, 9/01/31                               2,560               2,950,195
DPL, Inc.
   6.875%, 9/01/11                               1,620               1,721,200
Dynegy Holdings, Inc.
   10.125%, 7/15/13(a)                           2,165               2,359,850
Dynegy-Roseton Danskammer
   Series B
   7.67%, 11/08/16                               2,630               2,419,600
FirstEnergy Corp.
   Series B
   6.45%, 11/15/11                               3,430               3,618,803
Northwest Pipeline Corp.
   8.125%, 3/01/10                               1,580               1,690,600
NRG Energy, Inc.
   8.00%, 12/15/13(a)                            2,399               2,536,943
Ormat Funding Corp.
   8.25%, 12/30/20                               2,423               2,435,577
Reliant Energy, Inc.
   6.75%, 12/15/14                               2,045               1,906,963
   9.50%, 7/15/13                                2,640               2,871,000
Semco Energy
   7.125%, 5/15/08                                 520                 529,292
   7.75%, 5/15/13                                  890                 919,520
Southern Natural Gas
   7.35%, 2/15/31                                2,225               2,272,593
   8.875%, 3/15/10                               1,780               1,930,054


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN HIGH YIELD FUND o 17


                                             Principal
                                                Amount
Company                                          (000)            U.S. $ Value
-------------------------------------------------------------------------------
Star Gas Partners LP/Star Gas Finance Co.
   10.25%, 2/15/13                             $ 1,980             $ 1,831,500
Teco Energy, Inc.
   7.00%, 5/01/12                                2,010               2,097,938
Texas Genco LLC/Texas Genco Financing Corp.
   6.875%, 12/15/14(a)                           1,785               1,789,463
Williams Cos., Inc.
   7.625%, 7/15/19                               4,495               4,865,837
   7.875%, 9/01/21                               1,435               1,564,150
                                                                   -----------
                                                                    51,245,202
                                                                   -----------
Service-3.8%
Allied Waste North America
   6.375%, 4/15/11                               3,340               3,106,200
H&E Equipment/Finance
   11.125%, 6/15/12                              3,068               3,451,500
National Waterworks, Inc.
   Series B
   10.50%, 12/01/12                              1,615               1,796,688
Service Corp. International
   6.50%, 3/15/08                                2,215               2,220,538
   6.75%, 4/01/16                                2,600               2,496,000
Stewart Enterprises, Inc.
   6.25%, 2/15/13(a)                             2,520               2,444,400
United Rentals North America
   6.50%, 2/15/12                                2,135               2,076,288
Williams Scotsman, Inc.
   9.875%, 6/01/07                               4,285               4,263,574
                                                                   -----------
                                                                    21,855,188
                                                                   -----------
Supermarkets & Drugs-2.1%
Couche-Tard
   7.50%, 12/15/13                               1,850               1,942,500
Duane Reade, Inc.
   9.75%, 8/01/11                                4,275               3,762,000
Rite Aid Corp.
   9.50%, 2/15/11                                1,090               1,155,400
   11.25%, 7/01/08                               1,930               2,055,450
Roundy's, Inc.
   Series B
   8.875%, 6/15/12                               1,565               1,674,550
Stater Brothers Holdings, Inc.
   8.125%, 6/15/12                               1,725               1,664,625
                                                                   -----------
                                                                    12,254,525
                                                                   -----------
Technology-2.9%
Amkor Technologies, Inc.
   7.75%, 5/15/13                                4,085               3,431,399
Celestica, Inc.
   7.875%, 7/01/11                               3,850               3,898,124


-------------------------------------------------------------------------------
18 o ALLIANCEBERNSTEIN HIGH YIELD FUND


                                             Shares or
                                             Principal
                                                Amount
Company                                          (000)            U.S. $ Value
-------------------------------------------------------------------------------
Flextronics International Ltd.
   6.50%, 5/15/13                              $ 2,145             $ 2,128,913
Lucent Technologies, Inc.
   6.45%, 3/15/29                                  675                 582,188
   6.50%, 1/15/28                                  930                 797,475
Nortel Networks Corp.
   6.875%, 9/01/23                               1,615               1,493,875
SCG Holding & Semiconductor Co.
   0.00%, 8/04/11(a)                               750               1,143,750
Telcordia Technologies, Inc.
   10.00%, 3/15/13(a)                            1,595               1,583,038
Unisys Corp.
   6.875%, 3/15/10                               1,455               1,451,363
                                                                   -----------
                                                                    16,510,125
                                                                   -----------
Transportation-1.0%
ATA Airlines, Inc.
   6.99%, 4/15/16(a)(f)                          3,094               2,722,378
Horizon Lines LLC
   9.00%, 11/01/12(a)                            1,190               1,267,350
Petro Stopping Center
   9.00%, 2/15/12                                1,646               1,695,380
                                                                   -----------
                                                                     5,685,108
                                                                   -----------
Total Corporate Debt Obligations
   (cost $548,839,464)                                             549,260,453
                                                                   -----------
INDEX(a)-1.1%
Dow Jones CDX HY
   7.75%, 12/29/09
   (cost $6,337,595)                             6,370               6,218,713
                                                                   -----------
NON-CONVERTIBLE PREFERRED STOCKS-1.4%
Paxson Communications
   14.25%, 11/15/06                                278               1,890,011
Sovereign REIT
   Series A
   12.00%, 8/29/49(a)                            4,175               6,387,750
                                                                   -----------
Total Non-Convertible Preferred Stocks
   (cost $6,604,883)                                                 8,277,761
                                                                   -----------
COMMON STOCKS(j)-0.0%
Phase Metrics, Inc.(e)                         216,818                   2,168
Versatel Telecom International NV(c)            45,165                 101,549
                                                                   -----------
Total Common Stocks
   (cost $2,157,649)                                                   103,717
                                                                   -----------


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN HIGH YIELD FUND o 19


Company                                         Shares             U.S. $ Value
-------------------------------------------------------------------------------
WARRANTS-0.0%
Pliant Corp.
   Warrants, expiring 6/01/10(e)(f)(h)
   (cost $7,317)                                   200            $         2
                                                                  ------------
Total Investments-98.5%
   (cost $563,946,908)                                             563,860,646
Other assets less liabilities-1.5%                                   8,448,165
                                                                  ------------
Net Assets-100%                                                   $572,308,811
                                                                  ============

FORWARD EXCHANGE CURRENCY CONTRACTS (see Note D)

                                         U.S. $
                         Contract       Value on      U.S. $       Unrealized
                          Amount      Origination    Current      Appreciation/
                           (000)         Date         Value      (Depreciation)
-------------------------------------------------------------------------------
Buy Contract
Euro, settling 4/25/05     2,150      $2,834,259   $2,737,010       $(97,249)

Sale Contract
Euro, settling 4/26/05     2,150       2,818,893    2,737,124         81,769


(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, the aggregate market value of these securities amounted to $157,682,766 or 27.6% of net assets.

(b) Indicates securities that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective.

(c) Positions, or portion thereof, with an aggregate market value of $3,676,045 have been segregated to collateralize forward exchange currency contracts.

(d) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2005.

(e)   Illiquid security, valued at fair value (see Note A).

(f)   Security is in default and is non-income producing.

(g)   Pay-In-Kind Payments (PIK).

(h) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.08% of net assets as of March 31, 2005, are considered illiquid and restricted.

                        Acquisition    Acquisition     Market    Percentage of
Restricted Securities       Date          Cost          Value     Net Assets
-------------------------------------------------------------------------------
Russell-Stanley           2/10/99-      $9,060,038    $452,282       0.08%
Holdings, Inc.            2/28/05
9.00%, 11/30/08

Pliant Corp.-warrants    10/04/04            7,317           2       0.00
expiring 6/01/10

(i) The coupon on this security varies along with its rating. If its rating falls below Baa3/BBB- by either Moody's or Standard & Poor's, the coupon steps up 50 basis points. The security is currently rated B2/B-.

(j)   Non-income producing security.

      See notes to financial statements.


-------------------------------------------------------------------------------
20 o ALLIANCEBERNSTEIN HIGH YIELD FUND


STATEMENT OF ASSETS & LIABILITIES
March 31, 2005 (unaudited)


Assets
Investments in securities, at value (cost $563,946,908)           $563,860,646
Unrealized appreciation of forward exchange
   currency contracts                                                   81,769
Interest receivable                                                 10,797,120
Receivable for investment securities sold                            9,333,338
Receivable for capital stock sold                                    1,655,420
                                                                  ------------
Total assets                                                       585,728,293
                                                                  ------------
Liabilities
Due to custodian                                                     6,737,678
Unrealized depreciation of forward exchange
   currency contracts                                                   97,249
Payable for capital stock redeemed                                   3,918,423
Dividends payable                                                    1,263,860
Payable for investment securities purchased                            605,892
Advisory fee payable                                                   257,342
Distribution fee payable                                               248,078
Transfer agent fee payable                                              46,530
Accrued expenses                                                       244,430
                                                                  ------------
Total liabilities                                                   13,419,482
                                                                  ------------
Net Assets                                                        $572,308,811
                                                                  ============
Composition of Net Assets
Capital stock, at par                                             $     95,634
Additional paid-in capital                                         917,041,883
Distributions in excess of net investment income                    (2,565,005)
Accumulated net realized loss on investment and
   foreign currency transactions                                  (342,161,959)
Net unrealized depreciation of investments and
   foreign currency denominated assets and liabilities                (101,742)
                                                                  ------------
                                                                  $572,308,811
                                                                  ============
Calculation of Maximum Offering Price Per Share

                                           Net Asset Value and:
                                         -----------------------     Maximum
                            Shares        Offering    Redemption    Offering
Class       Net Assets    Outstanding      Price         Price       Price*
-------------------------------------------------------------------------------
A          $103,997,441   17,390,171           --        $5.98       $6.25
-------------------------------------------------------------------------------
B          $185,327,810   31,002,404        $5.98           --          --
-------------------------------------------------------------------------------
C          $ 56,591,834    9,461,371        $5.98           --          --
-------------------------------------------------------------------------------
Advisor    $226,362,705   37,775,266        $5.99        $5.99          --
-------------------------------------------------------------------------------
R          $      9,739        1,629        $5.98        $5.98          --
-------------------------------------------------------------------------------
K          $      9,642        1,613        $5.98        $5.98          --
-------------------------------------------------------------------------------
I          $      9,640        1,613        $5.98        $5.98          --
-------------------------------------------------------------------------------


* The maximum offering price per share for Class A shares includes a sales charge of 4.25%.

    See notes to financial statements.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN HIGH YIELD FUND o 21


STATEMENT OF OPERATIONS
Six Months Ended March 31, 2005 (unaudited)

Investment Income
Interest                                        $24,926,177
Dividends                                           471,368        $25,397,545
                                                -----------
Expenses
Advisory fee                                      1,502,350
Distribution fee--Class A                           182,764
Distribution fee--Class B                         1,044,631
Distribution fee--Class C                           322,792
Distribution fee--Class R                                 4
Distribution fee--Class K                                 2
Transfer agency                                     500,657
Custodian                                           108,257
Printing                                             49,963
Registration                                         48,409
Administrative                                       45,009
Audit                                                42,355
Legal                                                25,391
Directors' fees                                      11,091
Miscellaneous                                        14,417

Total expenses                                    3,898,096
                                                -----------
Less: expense offset arrangement
   (see Note B)                                        (686)
                                                -----------
Net expenses                                                         3,897,406
                                                                   -----------
Net investment income                                               21,500,139
                                                                   -----------
Realized and Unrealized Gain (Loss) on Investment
and Foreign Currency Transactions
Net realized loss on:
   Investment transactions                                          (4,649,080)
   Foreign currency transactions                                      (176,898)
Net change in unrealized
   appreciation/depreciation of:
   Investments                                                         260,858
   Foreign currency denominated
      assets and liabilities                                           (15,480)
                                                                   -----------
Net loss on investment and foreign
   currency transactions                                            (4,580,600)
                                                                   -----------
Net Increase in Net Assets
   from Operations                                                 $16,919,539
                                                                   ===========


See notes to financial statements.


-------------------------------------------------------------------------------
22 o ALLIANCEBERNSTEIN HIGH YIELD FUND


STATEMENT OF CHANGES IN NET ASSETS

                                            Six Months
                                              Ended
                                             March 31,             Year Ended
                                               2005               September 30,
                                           (unaudited)                2004
                                           -----------             -----------
Increase (Decrease) in Net Assets
   from Operations
Net investment income                      $21,500,139             $45,049,021
Net realized gain (loss) on investment
   and foreign currency transactions        (4,825,978)             11,526,962
Net change in unrealized
   appreciation/depreciation
   of investments and foreign currency
   denominated assets and liabilities          245,378              (5,495,785)
                                           -----------             -----------
Net increase in net assets
   from operations                          16,919,539              51,080,198
Dividends to Shareholders from
Net investment income
   Class A                                  (4,475,876)             (8,246,829)
   Class B                                  (6,983,082)            (19,274,632)
   Class C                                  (2,153,600)             (5,149,825)
   Advisor Class                            (7,842,610)            (14,065,202)
   Class R                                         (61)                     -0-
   Class K                                         (62)                     -0-
   Class I                                         (65)                     -0-
Capital Stock Transactions
Net decrease                                (3,831,903)             (9,908,423)
                                           -----------             -----------
Total decrease                              (8,367,720)             (5,564,713)
Net Assets
Beginning of period                        580,676,531             586,241,244
                                           -----------             -----------
End of period (including distributions
   in excess of net investment income
   of ($2,565,005) and ($2,609,788),
   respectively)                          $572,308,811            $580,676,531
                                          ============            ============


See notes to financial statements.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN HIGH YIELD FUND o 23


NOTES TO FINANCIAL STATEMENTS
March 31, 2005 (unaudited)

NOTE A
Significant Accounting Policies

AllianceBernstein High Yield Fund, Inc. (the "Fund"), was incorporated in the state of Maryland on December 19, 1996 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan, if any. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ")


-------------------------------------------------------------------------------
24 o ALLIANCEBERNSTEIN HIGH YIELD FUND


are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies,


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN HIGH YIELD FUND o 25


currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income. Additionally, the Fund amortizes premium on debt securities for financial statement reporting purposes only.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A, Advisor Class, Class R, Class K and Class I shares. Class I and Advisor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


-------------------------------------------------------------------------------
26 o ALLIANCEBERNSTEIN HIGH YIELD FUND


NOTE B
Advisory Fee and Other Transactions with Affiliates

Until September 6, 2004, under the terms of an investment advisory agreement, the Fund paid the Adviser an advisory fee at an annual rate of .75% of the average daily net assets of the Fund. Effective September 7, 2004, the terms of the investment advisory agreement were amended so that the advisory fee was reduced to an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis 1.70%, 2.40%, 2.40%, 1.40%, 190%, 1.65%, and 1.40% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the six months ended March 31, 2005, there were no expenses waived by the Adviser.

Effective January 1, 2004, through September 6, 2004, in contemplation of the final agreement with Office of the New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Fund at the reduced annual rate as discussed above. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services to the Fund. For the six months ended March 31, 2005 such fees amounted to $45,009.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $321,302 for the six months ended March 31, 2005.

For the six months ended March 31, 2005, the Fund's expenses were reduced by $686 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $6,699 from the sale of Class A shares and received $951, $122,499 and $3,074 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended March 31, 2005.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN HIGH YIELD FUND o 27


NOTE C
Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares, 1% of the Fund's average daily net assets attributable to Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $22,353,461, $1,708,418, $5 and $3 for Class B, Class C, Class R and Class K shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 2005, were as follows:

                                            Purchases                 Sales
                                          ------------            ------------
Investment securities (excluding
  U.S.government securities)              $245,214,192            $241,749,871
U.S. government securities                          -0-                     -0-

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation                                      $27,639,788
Gross unrealized depreciation                                      (27,726,050)
                                                                   -----------
Net unrealized depreciation                                        $   (86,262)
                                                                   ===========

1. Forward Exchange Currency Contracts

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward exchange


-------------------------------------------------------------------------------
28 o ALLIANCEBERNSTEIN HIGH YIELD FUND


currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currencies relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

NOTE E
Capital Stock

There are 21,000,000,000 shares of $.001 par value capital stock authorized, divided into seven classes, designated Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                               Shares                        Amount
                    ---------------------------  ------------------------------
                   Six Months Ended  Year Ended  Six Months Ended  Year Ended
                    March 31, 2005  September 30, March 31, 2005   September 30,
                      (unaudited)       2004       (unaudited)        2004
-------------------------------------------------------------------------------
Class A
Shares sold            3,299,212    14,126,083     $20,218,739     $85,058,412
-------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends             421,366       708,047       2,586,465       4,290,109
-------------------------------------------------------------------------------
Shares converted
   from Class B          210,470       896,147       1,289,267       5,450,057
-------------------------------------------------------------------------------
Shares redeemed       (6,063,357)  (11,328,361)    (37,038,885)    (68,810,840)
-------------------------------------------------------------------------------
Net increase
   (decrease)         (2,132,309)    4,401,916    $(12,944,414)    $25,987,738
===============================================================================


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN HIGH YIELD FUND o 29


                               Shares                        Amount
                    ---------------------------  ------------------------------
                   Six Months Ended  Year Ended  Six Months Ended  Year Ended
                     March 31, 2005 September 30,March 31, 2005   September 30,
                      (unaudited)       2004       (unaudited)        2004
-------------------------------------------------------------------------------
Class B
Shares sold            1,497,294     5,962,282      $9,173,560     $36,256,757
-------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends             669,683     1,615,178       4,109,995       9,804,685
-------------------------------------------------------------------------------
Shares converted
   to Class A           (210,470)     (895,858)     (1,289,267)     (5,450,057)
-------------------------------------------------------------------------------
Shares redeemed       (7,043,005)  (17,305,326)    (43,160,872)   (104,949,071)
-------------------------------------------------------------------------------
Net decrease          (5,086,498)  (10,623,724)   $(31,166,584)   $(64,337,686)
===============================================================================
Class C
Shares sold              617,190     3,953,349      $3,780,878     $24,033,346
-------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends             206,712       397,812       1,268,666       2,420,186
-------------------------------------------------------------------------------
Shares redeemed       (2,372,554)   (4,705,821)    (14,554,934)    (28,600,444)
-------------------------------------------------------------------------------
Net decrease          (1,548,652)     (354,660)    $(9,505,390)    $(2,146,912)
===============================================================================
Advisor Class
Shares sold           10,722,847     5,049,700     $66,386,014     $30,774,947
-------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends           1,253,083     1,897,226       7,705,606      11,542,074
-------------------------------------------------------------------------------
Shares redeemed       (3,933,893)   (1,923,660)    (24,337,235)    (11,728,584)
-------------------------------------------------------------------------------
Net increase           8,042,037     5,023,266     $49,754,385     $30,588,437
===============================================================================

                    March 1, 2005(a) to          March 1, 2005(a) to
                      March 31, 2005                March 31, 2005
                        (unaudited)                  (unaudited)
-------------------------------------------------------------------------------
Class R
Shares sold                1,629                      $10,100
-------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends                  -0-                          -0-
-------------------------------------------------------------------------------
Shares redeemed               -0-                          -0-
-------------------------------------------------------------------------------
Net increase               1,629                      $10,100
===============================================================================
Class K
Shares sold                1,613                      $10,000
-------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends                  -0-                          -0-
-------------------------------------------------------------------------------
Shares redeemed               -0-                          -0-
-------------------------------------------------------------------------------
Net increase               1,613                      $10,000
===============================================================================
(a)   Commencement of distribution.


-------------------------------------------------------------------------------
30 o ALLIANCEBERNSTEIN HIGH YIELD FUND


                              Shares                        Amount
                    ---------------------------  ------------------------------
                    March 1, 2005(a) to          March 1, 2005(a) to
                      March 31, 2005                March 31, 2005
                        (unaudited)                  (unaudited)
-------------------------------------------------------------------------------
Class I
Shares sold                1,613                      $10,000
-------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends                  -0-                          -0-
-------------------------------------------------------------------------------
Shares redeemed               -0-                          -0-
-------------------------------------------------------------------------------
Net increase               1,613                      $10,000
===============================================================================


(a)  Commencement of distribution.


NOTE F
Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G
Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $500 million revolving credit facility (the "Facility")


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN HIGH YIELD FUND o 31


intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended March 31, 2005.

NOTE H
Distributions To Shareholders

The tax character of distributions to be paid for the year ending September 30, 2005 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal year ended September 30, 2004, the period ended September 30, 2003 and fiscal year ended August 31, 2003 were as follows:

                                               September 1,
                              Year Ended         2003 to         Year Ended
                             September 30,     September 30,      August 31,
                                 2004              2003              2003
                             ------------      -------------     -----------
Distributions paid from:
   Ordinary income           $ 46,736,488      $   3,898,730     $44,346,039
                             ------------      -------------     -----------
Total taxable
   distributions               46,736,488          3,898,730      44,346,039
Tax return of capital                  -0-                -0-      3,343,808
                             ------------      -------------     -----------
Total distributions
   paid                      $ 46,736,488      $   3,898,730     $47,689,847
                             ============      =============     ===========

As of September 30, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                           $(335,319,278)(a)
Unrealized appreciation/(depreciation)                            (2,876,492)(b)
                                                               -------------
Total accumulated earnings/(deficit)                           $(338,195,770)
                                                               =============

(a) On September 30, 2004, the Fund had a net capital loss carryforward for federal income tax purposes of $335,319,278 of which $42,171,352 expires in the year 2007, $69,495,145 expires in the year 2008, $138,621,046 expires in the year 2009, $80,368,329 expires in the year 2010 and $4,663,406 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforwards of $11,623,666.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium.

NOTE I
Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting


-------------------------------------------------------------------------------
32 o ALLIANCEBERNSTEIN HIGH YIELD FUND


investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurrance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

   (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

   (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

   (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with



-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN HIGH YIELD FUND o 33


the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Trust or the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market and late trading in the District of Maryland.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio trans


-------------------------------------------------------------------------------
34 o ALLIANCEBERNSTEIN HIGH YIELD FUND


actions. The SEC has issued subpoenas to the Adviser, and the NASD has issued requests for information, in connection with this matter and the Adviser has provided documents and other information to the SEC and NASD and is cooperating fully with the investigations. On March 11, 2005, discussions commenced with the NASD that management believes will conclude these investigations.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN HIGH YIELD FUND o 35


FINANCIAL HIGHLIGHTS


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                                 Class A
                                        ----------------------------------------------------------------------------------------
                                          Six Months
                                             Ended                   September
                                           March 31,   Year Ended    1, 2003 to                 Year Ended August 31,
                                              2005      September    September      --------------------------------------------
                                          (unaudited)   30, 2004    30, 2003(a)      2003       2002(b)      2001         2000
                                         ------------  ----------   -----------     ------     --------     ------       -------
Net asset value,
  beginning of period                        $6.02        $5.98        $5.90        $5.33        $6.49        $8.10        $9.47

Income from Investment Operations
Net investment
  income(c)                                    .23(d)       .43(d)       .04          .48          .60          .76          .92
Net realized and
  unrealized gain (loss)
  on investment
  transactions                                (.04)         .11          .08          .61        (1.16)       (1.50)       (1.26)
Net increase (decrease)
  in net asset value from
  operations                                   .19          .54          .12         1.09         (.56)        (.74)        (.34)

Less: Dividends and Distributions
Dividends from net
  investment income                           (.23)        (.50)        (.04)        (.49)        (.58)        (.72)        (.98)
Tax return of capital                           -0-          -0-          -0-        (.03)        (.02)        (.15)        (.05)
Total dividends and
  distributions                               (.23)        (.50)        (.04)        (.52)        (.60)        (.87)       (1.03)
Net asset value,
  end of period                              $5.98        $6.02        $5.98        $5.90        $5.33        $6.49        $8.10

Total Return
Total investment return
  based on net asset
  value(e)                                    3.04%        9.23%        2.03%       21.38%       (9.14)%      (9.39)%      (3.79)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                         $103,997     $117,602      $90,466     $134,674      $72,455      $78,053      $83,645
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                            1.07%(f)     1.15%        1.63%(f)     1.38%        1.43%        1.34%        1.33%
  Expenses, before waivers/
    reimbursements                            1.07%(f)     1.32%        1.63%(f)     1.38%        1.43%        1.34%        1.33%
  Net investment
    income                                    7.36%(d)(f)  7.09%(d)     7.60%(f)     8.33%       10.06%       10.62%       10.92%
Portfolio turnover rate                         42%          83%          10%         123%          57%          98%         102%


See footnote summary on page 41.


-------------------------------------------------------------------------------
36 o ALLIANCEBERNSTEIN HIGH YIELD FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                                 Class B
                                        ----------------------------------------------------------------------------------------
                                          Six Months
                                             Ended                   September
                                           March 31,   Year Ended   1, 2003 to                 Year Ended August 31,
                                              2005     September     September      --------------------------------------------
                                          (unaudited)  30, 2004     30, 2003(a)      2003       2002(b)      2001         2000
                                         ------------  ----------   -----------     ------     --------     ------       -------
Net asset value,
  beginning of period                        $6.02        $5.99        $5.90        $5.33        $6.50        $8.10        $9.46

Income from Investment Operations
Net investment
  income(c)                                    .20(d)       .50(d)       .03          .43          .56          .70          .86
Net realized and
  unrealized gain (loss)
  on investment
  transactions                                (.04)        (.01)         .10          .62        (1.17)       (1.48)       (1.26)
Net increase (decrease)
  in net asset value from
  operations                                   .16          .49          .13         1.05         (.61)        (.78)        (.40)

Less: Dividends and Distributions
Dividends from net
  investment income                           (.20)        (.46)        (.04)        (.45)        (.54)        (.68)        (.91)
Tax return of capital                           -0-          -0-          -0-        (.03)        (.02)        (.14)        (.05)
Total dividends and
  distributions                               (.20)        (.46)        (.04)        (.48)        (.56)        (.82)        (.96)
Net asset value,
  end of period                              $5.98        $6.02        $5.99        $5.90        $5.33        $6.50        $8.10

Total Return
Total investment return
  based on net asset
  value(e)                                    2.69%        8.38%        2.15%       20.55%       (9.94)%      (9.94)%      (4.40)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                         $185,328     $217,320     $279,666     $277,190     $256,533     $356,062     $421,105
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                            1.79%(f)     1.88%        2.40%(f)     2.11%        2.15%        2.06%        2.04%
  Expenses, before waivers/
    reimbursements                            1.79%(f)     2.05%        2.42%(f)     2.11%        2.15%        2.06%        2.04%
  Net investment
    income                                    6.67%(d)(f)  8.18%(d)     7.11%(f)     7.79%        9.34%        9.97%       10.21%
Portfolio turnover rate                         42%          83%          10%         123%          57%          98%         102%


See footnote summary on page 41.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN HIGH YIELD FUND o 37


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                                   Class C
                                        ----------------------------------------------------------------------------------------
                                          Six Months
                                            Ended                   September
                                          March 31,   Year Ended    1, 2003 to                Year Ended August 31,
                                            2005       September    September       --------------------------------------------
                                         (unaudited)    30, 2004    30, 2003(a)      2003       2002(b)      2001         2000
                                         ------------  ----------   -----------     ------     --------     ------       -------
Net asset value,
  beginning of period                        $6.03        $5.99        $5.90        $5.33        $6.50        $8.10        $9.47

Income from Investment Operations
Net investment
  income(c)                                    .21(d)       .45(d)       .03          .43          .56          .70          .86
Net realized and
  unrealized gain (loss)
  on investment
  transactions                                (.06)         .05          .10          .62        (1.17)       (1.48)       (1.27)
Net increase (decrease)
  in net asset value
  from operations                              .15          .50          .13         1.05         (.61)        (.78)        (.41)

Less: Dividends and Distributions
Dividends from net
  investment income                           (.20)        (.46)        (.04)        (.45)        (.54)        (.68)        (.91)
Tax return of capital                           -0-          -0-          -0-        (.03)        (.02)        (.14)        (.05)
Total dividends and
  distributions                               (.20)        (.46)        (.04)        (.48)        (.56)        (.82)        (.96)
Net asset value,
  end of period                              $5.98        $6.03        $5.99        $5.90        $5.33        $6.50        $8.10

Total Return
Total investment return
  based on net asset
  value(e)                                    2.52%        8.56%        2.15%       20.54%       (9.94)%      (9.94)%      (4.51)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                          $56,592      $66,336      $68,068      $66,427      $48,448      $67,360      $79,826
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                            1.78%(f)     1.87%        2.40%(f)     2.10%        2.14%        2.04%        2.03%
  Expenses, before waivers/
    reimbursements                            1.78%(f)     2.04%        2.41%(f)     2.10%        2.14%        2.04%        2.03%
  Net investment
    income                                    6.67%(d)(f)  7.40%(d)     7.11%(f)     7.72%        9.35%        9.97%       10.23%
Portfolio turnover rate                         42%          83%          10%         123%          57%          98%         102%


See footnote summary on page 41.


-------------------------------------------------------------------------------
38 o ALLIANCEBERNSTEIN HIGH YIELD FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                              Advisor Class
                                        ----------------------------------------------------------------------------------------
                                          Six Months
                                            Ended                   September
                                          March 31,   Year Ended    1, 2003 to                Year Ended August 31,
                                            2005       September    September       --------------------------------------------
                                         (unaudited)    30, 2004    30, 2003(a)      2003       2002(b)      2001         2000
                                         ------------  ----------   -----------     ------     --------     ------       -------
Net asset value,
  beginning of period                        $6.03        $5.99        $5.91        $5.34        $6.50        $8.10        $9.47

Income from Investment Operations
Net investment
  income(c)                                    .24(d)       .44(d)       .04          .49          .62          .70          .95
Net realized and
  unrealized gain (loss)
  on investment
  transactions                                (.05)         .11          .08          .61        (1.16)       (1.40)       (1.27)
Net increase (decrease)
  in net asset value from
  operations                                   .19          .55          .12         1.10         (.54)        (.70)        (.32)

Less: Dividends and Distributions
Dividends from net
  investment income                           (.23)        (.51)        (.04)        (.50)        (.61)        (.74)       (1.00)
Tax return of capital                           -0-          -0-          -0-        (.03)        (.01)        (.16)        (.05)
Total dividends and
  distributions                               (.23)        (.51)        (.04)        (.53)        (.62)        (.90)       (1.05)
Net asset value,
  end of period                              $5.99        $6.03        $5.99        $5.91        $5.34        $6.50        $8.10

Total Return
Total investment return
  based on net asset
  value(e)                                    3.18%        9.51%        2.05%       21.73%       (8.82)%      (8.96)%      (3.47)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                         $226,362     $179,418     $148,041     $145,549      $95,895      $27,762       $2,441
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                             .78%(f)      .85%        1.40%(f)     1.09%        1.16%        1.04%        1.01%
  Expenses, before waivers/
    reimbursements                             .78%(f)     1.02%        1.40%(f)     1.09%        1.16%        1.04%        1.01%
  Net investment
    income                                    7.68%(d)(f)  7.26%(d)     8.12%(f)     8.72%       10.43%       10.92%       11.20%
Portfolio turnover rate                         42%          83%          10%         123%          57%          98%         102%


See footnote summary on page 41.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN HIGH YIELD FUND o 39


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                            Class R      Class K      Class I
                                          -----------  -----------  -----------
                                           March 1,     March 1,     March 1,
                                          2005(g) to   2005(g) to   2005(g) to
                                           March 31,    March 31,    March 31,
                                              2005         2005         2005
                                          (unaudited)  (unaudited)  (unaudited)
                                          -----------  -----------  -----------
Net asset value, beginning of period         $6.20        $6.20        $6.20

Income from Investment Operations
Net investment income(c)(d)                    .04          .04          .04
Net realized and unrealized loss
  on investment transactions                  (.22)        (.22)        (.22)
Net decrease in net asset value
  from operations                             (.18)        (.18)        (.18)

Less: Dividends
Dividends from net investment income          (.04)        (.04)        (.04)
Net asset value, end of period               $5.98        $5.98        $5.98

Total Return
Total investment return based on
  net asset value(e)                         (2.97)%      (2.95)%      (2.93)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)      $10          $10          $10
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(f)  1.19%         .98%         .72%
  Expenses, before waivers/reimbursements(f)  1.41%        1.13%         .87%
  Net investment income(d)(f)                 7.73%        7.94%        8.19%
Portfolio turnover rate                         42%          42%          42%


See footnote summary on page 41.


-------------------------------------------------------------------------------
40 o ALLIANCEBERNSTEIN HIGH YIELD FUND


(a)  The Fund changed its fiscal year end from August 31 to September 30.

(b) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For the year ended August 31, 2002, the effect of this change to Class A, B, C and Advisor Class was to decrease net investment income per share by $.01 and decrease net realized and unrealized loss on investment transactions per share by $.01. Consequently, the ratio of net investment income to average net assets decreased from 10.19% to 10.06% for Class A, from 9.47% to 9.34% for Class B, from 9.47% to 9.35% for Class C and from 10.56% to 10.43% for Advisor Class. Per share, ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(c)  Based on average shares outstanding.

(d)  Net of waivers/reimbursement by the Adviser.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)  Annualized.

(g)  Commencement of distribution.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN HIGH YIELD FUND o 41


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)


OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Gershon Distenfeld, Vice President
Sheryl Rothman, Vice President
Michael A. Snyder, Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Principal Underwriter

AllianceBernstein Investment
Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036


(1) Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Fund's portfolio are made by the U.S. High Yield Investment Team, comprised of senior U.S. High Yield Team members.


-------------------------------------------------------------------------------
42 o ALLIANCEBERNSTEIN HIGH YIELD FUND


Information Regarding the Review and Approval of the Fund's Advisory Agreement

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser at a meeting held on December 14-16, 2004.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"). Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in three private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the directors considered all factors they believed relevant, including the following:

     1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

     2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

     3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Fund complex;

     4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Fund complex;

     5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

     6. the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors;

     7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Adviser benefits from soft dollar arrangements;

-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN HIGH YIELD FUND o 43


     8. information about "revenue sharing" arrangements that the Adviser enters into in respect of the Fund;

     9.  portfolio turnover rates of the Fund;

    10. fall-out benefits which the Adviser and its affiliates receive from their relationships to the Fund;

    11. information about fees charged by the Adviser to other clients with similar investment objectives;

    12. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

    13.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the funds advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors' reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making


-------------------------------------------------------------------------------
44 o ALLIANCEBERNSTEIN HIGH YIELD FUND


purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. The Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement for the Fund provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates. These "at no more than cost" reimbursements are approved by the directors on a quarterly basis and result in a higher rate of total compensation from the Fund to the Adviser than the stated fee rates in the Fund's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors noted that, for example, the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting many of the investment companies in the AllianceBernstein Fund complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2002 and 2003. The directors also reviewed a pro forma schedule of the revenues and expenses for calendar 2003 indicating the profitability of the Fund giving effect to the Adviser's waiver of a portion of its advisory fees for the Fund effective January 1, 2004. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type. The memorandum


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN HIGH YIELD FUND o 45


from the Adviser described certain changes in allocations and in the make-up of revenues and expenses items that affected the 2002 and 2003 profitability schedules provided to the directors.

The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Fund. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients, including the Fund. While the Fund does not normally engage in brokerage transactions, the Adviser may benefit from soft dollar arrangements when the Fund purchases securities in fixed price underwritings. They noted that the Adviser makes presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements from time to time and had made a special presentation to the directors earlier in 2004 on this subject. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements including the achievement of best execution. At the special presentation, the directors received and reviewed information concerning the Adviser's soft dollar arrangements, which included a description of the Adviser's policies and procedures with respect to allocating portfolio transactions for brokerage and research services, data on the dollar amount of commissions allocated for third-party research and brokerage services and for proprietary research and brokerage services, and a list of firms providing third-party research and brokerage to the Adviser.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser: receives 12b-1 fees from the Fund in respect of shares held in accounts for which there is no other broker of record; retains a portion of the 12b-1 fees from the Fund; and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The directors also noted that cer-


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46 o ALLIANCEBERNSTEIN HIGH YIELD FUND


tain affiliates of the Adviser distribute shares of the Fund and receive compensation in that connection and that a subsidiary of the Adviser provides transfer agency services to the Fund and receives compensation from the Fund for such services.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors believe that the Adviser derives reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information showing performance of the Fund compared to the funds in the Lipper High Current Yield Average as of October 31, 2004 over the year to date ("YTD"), 1-, 3- and 5- year and since-inception periods (April 1997 inception) and compared to the CSFB High Yield Index. The directors noted that the Fund's performance for the various periods had been below the Lipper medians in all periods reviewed, and that it was significantly below such median in the YTD period. Based on their review and their discussion of the reasons for the Fund's recent underperformance with the Adviser, the directors retained confidence in the Adviser's ability to continue to advise the Fund and concluded that the Fund's investment performance was understandable. The directors informed the Adviser that they planned to closely monitor the Fund's performance.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with investment objectives similar to those of the Fund. The Adviser manages accounts for institutional clients with a comparable investment style to the Fund. The directors noted that the institutional fee schedule for these accounts had much lower breakpoints than the fee schedule in the Fund's Advisory Agreement. The directors also noted that the application of such fee schedule to the level of assets of the Fund would result in a fee rate that would be significantly lower than that in the Fund's Advisory Agreement. The directors noted that the Adviser may, in some cases, negotiate lower fee rates than those reviewed by the directors.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN HIGH YIELD FUND o 47


advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by nonaffiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that these services normally are not provided to non-investment company clients or to investment company clients when the Adviser acts in a pure sub-advisory capacity, and that fees charged to the Fund reflect the costs and risks of the additional obligations. The Adviser also noted that since the Fund is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within the relevant Lipper category. The expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio, adjusted for the new lower advisory fees implemented in January 2004. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The information reviewed by the directors showed that the Fund's at current size contractual effective fee rate of 50 basis points was below the Lipper average and the Lipper median. The directors noted that the latest fiscal year administrative expense reimbursement by the Fund pursuant to the Advisory Agreement was two basis points. The directors also noted that the Fund's expense ratio was close to the Lipper median. The directors concluded that the Fund's expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors recognized that there is no direct relationship between the economies of scale realized by funds and those realized by the Adviser as assets increase, largely because economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors do not believe there is a uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Fund's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund,


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48 o ALLIANCEBERNSTEIN HIGH YIELD FUND


there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many competitor funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund's breakpoint arrangements established a reasonable basis for realizing economies of scale.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN HIGH YIELD FUND o 49


ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds
-------------------------------------------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

Blended Style Funds
-------------------------------------------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

Growth Funds
-------------------------------------------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund*
Small Cap Growth Portfolio

Global & International

All-Asia Investment Fund
Global Health Care Fund*
Global Research Growth Fund
Global Technology Fund*
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*
New Europe Fund

Value Funds
-------------------------------------------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund*
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-CapValue Fund*
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

Taxable Bond Funds
-------------------------------------------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

Municipal Bond Funds
-------------------------------------------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Intermediate Municipal Bond Funds
-------------------------------------------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

Closed-End Funds
-------------------------------------------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund. Prior to February 1, 2005, Small/Mid-Cap Value Fund was named Small Cap Value Fund. Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund.

**   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


-------------------------------------------------------------------------------
50 o ALLIANCEBERNSTEIN HIGH YIELD FUND


NOTES






-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN HIGH YIELD FUND o 51


NOTES







-------------------------------------------------------------------------------
52 o ALLIANCEBERNSTEIN HIGH YIELD FUND


ALLIANCEBERNSTEIN HIGH YIELD FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

[LOGO] ALLIANCEBERNSTEIN (SM)
Investment Research and Management


(SM) This service mark used under license from the owner, Alliance Capital Management L.P.

HIYSR0305



ITEM 2.     CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.     SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 9.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 10.     CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11.     EXHIBITS.

The following exhibits are attached to this Form N-CSR:

       EXHIBIT NO.     DESCRIPTION OF EXHIBIT

        11 (b) (1)     Certification of Principal Executive Officer Pursuant
                       to Section 302 of the Sarbanes-Oxley Act of 2002

        11 (b) (2)     Certification of Principal Financial Officer Pursuant
                       to Section 302 of the Sarbanes-Oxley Act of 2002

        11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein High Yield Fund, Inc.

By:     /s/ Marc O. Mayer
        -----------------
            Marc O. Mayer
            President

Date:    May 27, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ Marc O. Mayer
        -----------------
            Marc O. Mayer
            President

Date:    May 27, 2005

By:     /s/ Mark D. Gersten
        -------------------
            Mark D. Gersten
            Treasurer and Chief Financial Officer

Date:    May 27, 2005